UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 11, 2011

GENERAL MOTORS COMPANY

(Exact Name of Registrant as Specified in its Charter)

001-34960	DELAWARE	27-0756180
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000
(Address of Principal Executive Offices)		(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On January 11, 2011, General Motors Company (GM) presented at the Deutsche Bank Securities’ 2011 Global Auto Industry Conference. Extracts of presentations related thereto are attached as Exhibit 99.1.

EXHIBIT

Exhibit	Description	Method of Filing

Exhibit 99.1	Deutsche Bank Securities’ 2011 Global Auto Industry Conference Presentation Dated January 11, 2011	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

Date: January 12, 2011	By:	/s/ Nick S. Cyprus
Nick S. Cyprus Vice President, Controller and Chief Accounting Officer